                                                                    EXHIBIT 10.7

                                 FIRST AMENDMENT
                                       TO
                                 NOTE AGREEMENT

         This First Amendment to Note Agreement (this "Amendment") is made and entered into as of July 31, 2001, by and among Holly Corporation, a Delaware corporation (the "Company"), John Hancock Mutual Life Insurance Company ("John Hancock") and each Other Purchaser named in Annex 1 to that certain Note Agreement, dated as of November 15, 1995, between the Company, John Hancock and the Other Purchasers (the "Agreement").

                                    RECITALS:

         WHEREAS, the parties hereto (the "Parties") are parties to the Agreement;

         WHEREAS, each capitalized term used and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement; and

         WHEREAS, the Parties desire to amend the Agreement to allow any Restricted Subsidiary to change its corporate form.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, together with other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Corporate Existence, Etc. Section 5D of the Agreement shall be amended and restated in its entirety to read as follows:

                  "5D. CORPORATE EXISTENCE, ETC. Except as provided in paragraph 6G of this Agreement and except that any Restricted Subsidiary may be liquidated (subject to paragraph 6D of this Agreement) or converted into a corporation, partnership or limited liability company, the Company will and will cause each Restricted Subsidiary to,

                        (i) at all times preserve and keep in full force and effect its existence as a corporation, partnership or limited liability company, as applicable,

                        (ii) at all times preserve and keep in full force and effect the rights and franchises material to the business of the Company and the Restricted Subsidiaries taken as a whole, and

                        (iii) qualify to do business in each jurisdiction where the failure to do so would have a material adverse effect on the business, condition (financial or other), Properties or operations of the Company and the Restricted Subsidiaries, taken as a whole."


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         2. "Subsidiary" Definition. The definition of "Subsidiary" set forth in the Agreement shall be amended and restated in its entirety to read as follows:

         ""SUBSIDIARY" means any corporation, limited liability company or partnership organized under the laws of any state of the United States of America which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America, more than fifty percent (50%) of the outstanding Voting Equity of which shall, at the time as of which any determination is being made, be owned by the Company either directly or through Subsidiaries."

         3. "Voting Stock" Definition. The definition of "Voting Stock" set forth in the Agreement shall be amended and restated in its entirety to read as follows:

         "VOTING EQUITY" means any ownership interests of a corporation or other entity whose holders are entitled under ordinary circumstances to vote for the election of directors or other persons performing similar functions of such entity (irrespective of whether at the time ownership interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         4. Subsidiaries. A new Section 11O is hereby added to the Agreement to read in its entirety as follows:

                  "11O. SUBSIDIARIES. Throughout the Agreement, with respect to any reference to a Subsidiary, the following shall apply:

                        (i) any reference to a board of directors shall also refer to any other persons performing similar functions with respect to such Subsidiary;

                        (ii) any reference to stock of such Subsidiary shall also refer to membership interests with respect to a Subsidiary that is a limited liability company and partnership interests with respect to a Subsidiary that is a partnership;

                        (iii) any other reference to any person, position or other aspect of a corporation shall also refer to similar persons, positions and aspects of a limited liability company or partnership, as applicable, with respect to such Subsidiary."

         5. Conditions Precedent. The amendments to the Agreement set forth in Sections 1, 2, 3 and 4 shall become effective, as of the date hereof, upon the execution of this Amendment by each of the Required Holders.

         6. Agreement Otherwise Unchanged. Except as herein specifically amended, the Agreement shall continue in full force and effect in accordance with its terms.

                                        2

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         7. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the law of the State of New York applicable to contracts made and to be performed therein.

         8. Counterparts. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       3


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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Note Agreement on the date first indicated above.

                                             HOLLY CORPORATION


                                             By: /s/ STEPHEN J. McDONNELL
                                                --------------------------------
                                             Name: Stephen J. McDonnell
                                                  ------------------------------
                                             Title: VICE PRESIDENT - FINANCE &
                                                   -----------------------------
                                                    CORPORATE DEVELOPMENT
                                                   -----------------------------

                                             JOHN HANCOCK MUTUAL LIFE INSURANCE
                                             COMPANY


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             JOHN HANCOCK VARIABLE LIFE
                                             INSURANCE COMPANY


                                             By: /s/ EUGENE X. HODGE, JR.
                                                --------------------------------
                                             Name: EUGENE X. HODGE, JR.
                                                  ------------------------------
                                             Title: AUTHORIZED SIGNATORY
                                                   -----------------------------


                                             JOHN HANCOCK LIFE INSURANCE COMPANY


                                             By: /s/ EUGENE X. HODGE, JR.
                                                --------------------------------
                                             Name: EUGENE X. HODGE, JR.
                                                  ------------------------------
                                             Title: MANAGING DIRECTOR
                                                   -----------------------------

                                             JEFFERSON PILOT FINANCIAL INSURANCE
                                             COMPANY


                                             By: /s/ ROBERT E. WHALEN
                                                --------------------------------
                                             Name:   Robert E. Whalen
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                       S-l

Dallas: FIRST AMENDMENT TO NOTE AGREEMENT

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                                             THE PENN MUTUAL LIFE INSURANCE
                                             COMPANY


                                             By: /s/ TODD FOX
                                                --------------------------------
                                             Name: TODD FOX
                                                  ------------------------------
                                             Title: PORTFOLIO MANAGER
                                                   -----------------------------

                                             AIG LIFE INSURANCE COMPANY
                                             By:  AIG GLOBAL INVESTMENT CORP,
                                                  as investment advisor

                                             By: /s/ GERALD F. HERMAN
                                                --------------------------------
                                             Name: GERALD F. HERMAN
                                                  ------------------------------
                                             Title: VICE PRESIDENT
                                                   -----------------------------


                                             PAN-AMERICAN LIFE INSURANCE
                                             COMPANY


                                             By: /s/ LUIS INGLES, JR.
                                                --------------------------------
                                             Name: LUIS INGLES, JR., C.F.A.
                                                  ------------------------------
                                             Title: SENIOR VICE PRESIDENT-
                                                   -----------------------------
                                                    INVESTMENTS
                                                   -----------------------------
                                       S-2